File pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED APRIL 30, 2019

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019

SSGA EMERGING MARKETS ENHANCED INDEX PORTFOLIO

During its initial “ramp-up” period, SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, may pursue investment strategies that are different from, or in addition to, its principal investment strategies as described in the Summary Prospectus. This initial ramp-up period is expected be completed on or about July 1, 2019 (the “Ramp-Up End Date”).

Until the Ramp-Up End Date, the following changes are made to the Portfolio’s Summary Prospectus:

The section entitled “Principal Investment Strategies” is revised to add the following disclosure as the last paragraph of that section:

In addition, the Portfolio may invest in exchange-traded funds and depositary receipts in an effort to gain exposure to certain markets or countries when it is unable to make direct investments in those markets or countries.

The section entitled “Principal Risks” is revised to add the following disclosure as the last paragraph of that section:

Investment Company and Exchange-Traded Fund Risk.    An investment in an investment company or exchange-traded fund, or ETF, involves substantially the same risks as investing directly in the underlying securities. An investment company or ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. The Portfolio must pay its pro rata portion of an investment company’s or ETF’s fees and expenses. Shares of a closed-end investment company or ETF may trade at a premium or discount to the net asset value of its portfolio securities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE